FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: November 8, 2000

                  Date of Earliest Event Reported: May 5, 2000


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

            VIRGINIA                                      54-1387365
 (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                     Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (757) 321-5000




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ITEM 5: OTHER EVENTS

     On May 5, 2000, Dollar Tree Stores, Inc. consummated a merger with Dollar Express, Inc., which was accounted for as a pooling of interests. Attached herein, as Exhibit 99.1, are the restated consolidated financial statements of Dollar Tree Stores, Inc. and subsidiaries as of December 31, 1999 and 1998 and for the three year period ended December 31, 1999 giving effect to the merger. In accordance with generally accepted accounting principles, these consolidated financial statements have been restated to retroactively combine Dollar Tree's and Dollar Express's financial statements as if the merger had occurred at the beginning of the earliest period presented.

     The "supplemental" financial statements previously filed on Form 8-K on July 12, 2000 are superseded by the consolidated financial statements filed herein, which are now the Company's historical financial statements. The financial statements included herein are substantially the same as those filed on July 12, 2000 with the following exceptions:

     o The footnote information was updated to disclose subsequent events.

     o The term "supplemental" was removed throughout the document.

     o Unaudited March 31, 2000 and 1999 financial statement information was removed.

ITEM 7:      FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

Exhibit #    Description

23.1    Independent Auditors' Consent.

99.1 Consolidated Financial Statements of Dollar Tree Stores, Inc. and subsidiaries as of December 31, 1999 and 1998 and for the years ended December 31, 1999, 1998 and 1997.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: November 8, 2000


                                             DOLLAR TREE STORES, INC.


                                         By:  /s/ Frederick C. Coble
                                             -----------------------
                                             Frederick C. Coble
                                             Senior Vice President
                                             Chief Financial Officer
                                             (principal financial and
                                              accounting officer)